UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: May 17, 2018

Nationstar Mortgage Holdings Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35449	45-2156869
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
8950 Cypress Waters Boulevard
Coppell, Texas 75019
(Address of Principal Executive Offices)

(469) 549-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

•	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 17, 2018, Nationstar Mortgage Holdings Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). Results with respect to proposals submitted at the Annual Meeting were as follows:

Proposal 1: Election of directors

Stockholders elected one director to serve a term expiring at the Company’s annual meeting of stockholders to be held in 2021.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jay Bray	90,598,719	786,280	3,879,641
Proposal 2: Ratification of appointment of independent registered public accounting firm

Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

Votes For	Votes Against	Abstentions
94,970,074	225,540	69,026

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage Holdings Inc.

Date: May 17, 2018	By:	/s/ Amar Patel
Amar Patel Chief Financial Officer